Filed pursuant to Rule 497(e)
File Nos. 811-22852, 333-189250

LOEB KING ALTERNATIVE STRATEGIES FUND
LOEB KING ASIA FUND
each a series of Loeb King Trust
(together, the “Funds”)

January 13, 2015

Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
each dated December 19, 2014

Effective immediately, the Funds will not accept any new investments and will no longer pursue their respective investment objectives. The Funds have begun liquidating their portfolios and will invest in cash and cash equivalents, such as money market funds, until all shares have been redeemed. Prior to closing, any capital gains will be distributed as soon as practicable to shareholders in the form of reinvestment in additional shares, unless you have previously requested payment in cash. Shares of the Funds are otherwise not available for purchase. Each Fund is expected to be closed and liquidated within approximately thirty (30) days (the “Liquidation Date”).

Prior to the respective Fund’s Liquidation Date, you may redeem your shares, including reinvested distributions, in accordance with the Funds’ Prospectus. As is the case with any redemption of Fund shares, redemption proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account, such as an IRA or 401(k), the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation. Please refer to the “Distributions and Taxes” section in the Prospectus for general information.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF A FUND PRIOR TO THE FUND’S LIQUIDATION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS, SUBJECT TO ANY REQUIRED WITHHOLDINGS, WILL BE SENT TO THE ADDRESS OF RECORD.  IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUNDS AT 1-855-722-4550.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodial Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.